UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________________

FORM 8-K
___________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 3, 2019
 ___________________________

ACCELERON PHARMA INC.
(Exact name of Registrant as specified in its charter)

Delaware		001-36065	27-0072226
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)
128 Sidney Street
Cambridge,	MA		02139
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:  (617) 649-9200

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Ticker Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 per share	XLRN	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company            ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.            ☐

Item 8.01    Other Events.

On December 3, 2019, Acceleron Pharma Inc. (the "Company") and Bristol-Myers Squibb Company ("BMS") issued a press release announcing that the U.S. Food and Drug Administration ("FDA") Oncologic Drugs Advisory Committee ("ODAC") will hold a review of BMS’s supplemental Biologics License Application (the "sBLA") for the use of REBLOZYL® (luspatercept-aamt) in patients with myelodysplastic syndromes at its meeting on December 18, 2019. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 6, 2019, the Company and BMS issued a press release announcing that following the late-cycle review meeting on December 4, 2019, they were notified by the FDA that the sBLA for REBLOZYL will not be reviewed at the ODAC meeting scheduled for December 18, 2019. A copy of this press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

On December 8, 2019, BMS announced that in 2020 it planned to initiate the INDEPENDENCE Phase 3 clinical study with luspatercept in adult patients with myeloproliferative neoplasm-associated myelofibrosis on concomitant JAK 2 inhibitor therapy who require red blood cell transfusions. BMS also announced that by year end 2020 it expected to have topline results for the BEYOND Phase 2 clinical study with luspatercept in adult patients with non-transfusion dependent beta-thalassemia.

Cautionary Note on Forward-Looking Statements

This Current Report on Form 8-K and the press releases attached hereto contain forward-looking statements about the Company's strategy, future plans and prospects, including statements regarding the development and commercialization of the Company's compounds, the timeline for clinical development and regulatory approval of the Company's compounds, the expected timing for reporting of data from ongoing clinical trials, and the potential of REBLOZYL® (luspatercept-aamt) as a therapeutic drug. The words "anticipate," "believe," "could," "estimate," "expect," "goal," "intend," "may," "plan," "potential," "project," "should," "target," "will," "would," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words.

Actual results could differ materially from those included in the forward-looking statements due to various factors, risks and uncertainties, including, but not limited to, that preclinical testing of the Company's compounds and data from clinical trials may not be predictive of the results or success of ongoing or later clinical trials, that the results of any clinical trials may not be predictive of the results or success of other clinical trials, that regulatory approval of the Company’s compounds in one indication or country may not be predictive of approval in another indication or country, that the development of the Company's compounds will take longer and/or cost more than planned, that the Company or its collaboration partner, BMS, will be unable to successfully complete the clinical development of the Company's compounds, that the Company or BMS may be delayed in initiating, enrolling or completing any clinical trials, and that the Company's compounds will not receive regulatory approval or become commercially successful products. These and other risks and uncertainties are identified under the heading “Risk Factors” included in the Company’s most recent Annual Report on Form 10-K, and other filings that the Company has made and may make with the SEC in the future.

The forward-looking statements contained in this Current Report on Form 8-K and the press releases are based on management's current views, plans, estimates, assumptions, and projections with respect to future events, and the Company does not undertake and specifically disclaims any obligation to update any forward-looking statements.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description of Exhibit
99.1	Press Release of Acceleron Pharma Inc. and Bristol-Myers Squibb Company dated December 3, 2019
99.2	Press Release of Acceleron Pharma Inc. and Bristol-Myers Squibb Company dated December 6, 2019
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCELERON PHARMA INC.

	By:	/s/ Adam M. Veness, Esq.
Adam M. Veness, Esq.
Vice President, General Counsel and Secretary

Date: December 9, 2019

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